UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2019

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	000-55497	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6622 Southpoint Drive S., Suite 310

Jacksonville, Florida 32216

(Address of Principal Executive Office) (Zip Code)

(904) 652-1601

(Registrant’s telephone number, including area code)

____________________________________________________

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 31, 2019, Duos Technologies Group, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). Greater than 82% of the shares of common stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy thereby constituting a quorum.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth in the table below. With respect to the election of Gianni B. Arcaini, Adrian G. Goldfarb, Blair Fonda and Kenneth Ehrman as directors to each serve as directors on the Board until the next annual meeting or until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite his name.

	Number of Votes
	Votes For	Votes Against/ Withheld	Abstentions	Percentage Voted in Favor
Election of Gianni B. Arcaini	15,457,713	30,307		99.8%
Election of Adrian G. Goldfarb	15,483,383	4,637		99.97%
Election of Blair Fonda	8,434,519	7,053,501		54.46%
Election of Kenneth Ehrman	15,449,756	38,264		99.75%
Ratification of Salberg & Company, P.A, the Company’s independent registered public accountant, to audit the Company’s consolidated financial statements for 2019	20,382,236	2,687	4,307	99.99%
To approve the granting of discretionary authority to the Board, at any time or times for a period of up to twelve months from the date of the Annual Meeting, to adopt an amendment to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to effect a reverse stock split at a ratio up to 1 for 20 (the “Reverse Stock Split”), with such ratio to be determined by the Board, or conversely, to determine not to proceed with the Reverse Stock Split	15,575,734	4,546,346	267,150	76.39%
Approve, in a non-binding advisory vote, the compensation of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer our three most highly compensated executive officers (the “Named Executive Officers”)	13,769,578	515,637	1,202,805	88.90%
To approve an amendment increasing the number of shares issuable under the 2016 Equity Incentive Plan to 4,500,000 shares	14,706,943	434,892	346,185	94.96%

	One Year	Two Years	Three Years	Abstain
Non-binding advisory vote on the frequency of the Company’s Named Executive Officers compensation	8,180,266	451,904	4,125,073	2,730,777

On the basis of the above votes, (i) Gianni B. Arcaini, Adrian G. Goldfarb, Blair Fonda and Kenneth Ehrman were elected as members of the Board, (ii) the proposal to ratify the selection of Salberg, as the Company’s independent registered public accountant to audit its consolidated financial statements for Salberg & Company, P.A was adopted, (iii) the proposal granting of discretionary authority to the Board, at any time or times for a period of up to twelve months from the date of the Annual Meeting, to adopt an amendment to the Company’s Articles of Incorporation, to effect a Reverse Stock Split at a ratio up to 1 for 20, with such ratio to be determined by the Board, or conversely, to determine not to proceed with the Reverse Stock Split was adopted, (iv) the compensation of the Company’s Named Executive Officers was approved in a non-binding advisory vote, (v) it was determined in a non-binding advisory vote, the desired frequency of future non-binding advisory votes on the compensation of our Named Executive Officers shall be every year, and (vi) an amendment increasing the number of shares issuable under the 2016 Equity Incentive Plan to 4,500,000 shares was adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: August 1, 2019	By:	/s/ Gianni Arcaini
Gianni Arcaini Chief Executive Officer

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